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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8, File No. 33-8209 and File No. 33-47893.



                                         ARTHUR ANDERSEN & CO.

Hartford, Connecticut
April 21, 1994